UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Ave, 20th Floor New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2021, UiPath, Inc. (the “Company”) entered into an agreement of lease (the “Lease”) with One Vanderbilt Owner LLC (the “Landlord”) for the lease of 26,363 rentable square feet of office space on the 60th floor at One Vanderbilt Avenue, New York, New York (the “Premises”), to serve as the Company’s new corporate headquarters.

The Company can take possession of the Premises for the purposes of preparing the Premises for the Company’s occupancy on September 24, 2021. The initial term of the Lease commences immediately and lasts through March 31, 2038, at fixed annual rent of $3,954,450 payable monthly commencing in March 2023 (subject to escalation of approximately 6.7% in March 2028 and approximately 6.3% in March 2033) plus payment of operating expenses, utilities and taxes, and subject to reasonable and customary lease provisions including a tenant improvement allowance, security deposit, remedies in the event of default, indemnification provisions, expansion options and renewal options. The Company has limited rights to assign or sublease the Premises under the Lease, in each case subject to the Landlord’s prior written consent. There is no material relationship between the Company or its affiliates and the Landlord or its affiliates, other than in respect of the Lease. The annual rent is subject to abatement through March 2023, so long as the Company remains otherwise in compliance with the terms and conditions of the Lease.

The foregoing summary is not an exhaustive description of the terms of the Lease, and such summary is qualified in its entirety by reference to the full text of the Lease, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Corporate Secretary

Dated: September 30, 2021